Project Picard

Strategic Committee Update

June 3, 2004

Confidential

Presentation to:

  [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the
Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit (a)(5)(vi)

Table of Contents

Agenda

I.

Strategic Process Update

II.

Status Quo

III.

Equity Monetization

IV.

Health Care Division Considerations

_____________________________________________________________
Appendices

A.

Overview of Trust PIES

B.

Additional Healthcare Data

Strategic Process Update

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LEHMAN BROTHERS

Potential Buyer Contact Summary

Strategic Process Update

Initial Call List

Initial

Contact

by LB

Descriptive

Memorandum

Provided

Preliminary

Proposal

Received

Comments

Strategic

[*]

Strategically attractive, but too large to get comfortable

[*]

Interested but deal too large

[*]

Only interested in food, specialty and animal feed, not interested in HC

[*]

Strategically very interested but sees valuation gap

[*]

Currently in process of divesting/separating chemicals assets

[*]

Only estimate strategic synergy with small portion of the business

[*]

Not in line with [*]'s business development strategy

[*]

Not interested

[*]

Not active buyer today, likes Bioproducts, not interested in HC

[*]

Only interested in Food and Specialties segment, not interested in HC

[*]

$13-16 per share for Bioproducts business

[*]

Interested but deal too large

[*]

Interested but deal too large

[*]

Not enough direct fit

[*]

Too large given not currently a core business

[*]

$16.50-$17.00 per share for whole Company

[*]

Not interested

Strategic Subtotal

17

7

2

Financial Sponsors

[*]

Unable to get comfortable on valuation

[*]

Interested in Bioproducts only; find valuation challenging

[*]

Expressed formal interest in Bioproducts only; valuation not stipulated

[*]

Value Bioproducts at 8.0x to 8.5x 2004E EBITDA; require redeployment of Health Care division;

also offered recap alternative

Financial Sponsors Subtotal

4

3

2

Grand Total

21

10

4

1

Key Diligence Issues Raised

Strategic Process Update

Health Care redeployment

Valuation

Potential buyers

Capital requirements to ensure near-to-medium-term viability as standalone entity

Pro forma impacts to Company of separation alternatives (sale, spin, or shut-down)

Up front capital requirements / one-time costs

Pro forma SG&A impact

Timing

Near-term revenue pipeline for Bioproducts

Comparison of current pipeline and year-to-date performance versus projections

Pricing

Volume

New contract wins achieved versus still required

2

Summary of Proposals Received To Date

Would acquire both divisions of the
Company

$16.50-$17.00 per share in cash

8-11% premium to current price

16.3x-16.8x ’04E entire
company EBITDA

Acquisition of whole company for cash

[*]

Share price would depend on tender
price for common and redemption
price for preferred

$734-780mm for Bioproducts
business

8.0x-8.5x ’04E Bioproducts
EBITDA

Leveraged recap of Company – Company
remains public

Health Care to be redeployed post-transaction

[*]

Acquisition of Bioproducts segment for cash.
Picard could either sell or spin-off Healthcare
pre-transaction or [*] would sell or shut
down Health Care post-transaction

Acquisition of Bioproducts segment for cash.
Picard could either sell or spin-off Healthcare
pre-transaction or [*] would sell or shut down
Health Care post-transaction

Acquisition of whole company for cash

Proposed
Structure / Consideration Mix

Did not provide

$734-780mm for Bioproducts
business

8.0x-8.5x ’04E Bioproducts
EBITDA ($10.65-11.38 per
share)

Overall premium dependent
upon achievable Health Care
valuation

Implied value of HC of $242-
$288mm to get to market value

$13.00-16.00 per share

14% discount to 5% premium to
current price

9.6-11.7x ’04E Bioproducts
EBITDA

Valuation

Suggested they need more
information on separation costs and
a sign that the Company is willing to
entertain Bioproducts-only structure

[*]

For Picard shareholders to realize
any value for Healthcare,
redeployment required pre-
transaction

[*] ascribes no value to Health
Care operations

Valuation determined by view of
LTM EBITDA ($91.7mm) and
leverage capacity (5.5x)

[*]

Not currently ascribing value to
Health Care, will consider post-
diligence

[*]

Key Issues / Contingencies

Potential
Buyer

Strategic Process Update

___________________________

Source: Picard management projections dated April 2004

Note: All analyses assume $91.7m Bioproducts 2004E EBITDA and $67.5m entire Company 2004E EBITDA  (excludes $8.0m one-time gain), $70m net debt (as of 12/31/04), and 62.3m shares outstanding (as of 12/31/04)

3

Financial Analysis of Proposals Received

Strategic Process Update

___________________________

Source: Picard management projections dated April 2004

Note: All analyses assume $91.7m Bioproducts 2004E EBITDA and $67.5m entire Company 2004E EBITDA  (excludes $8.0m one-time gain), $70m net debt (as of 12/31/04), and 62.3m shares outstanding (as of
  12/31/04)

Implied

Including Health Care

Excluding Health Care

Enterprise

Premium to:

Enterprise Value

Enterprise Value

Bidder

Price Per Share

Value

Current

6 Months

1 Year

2004E Revenue

2004E EBITDA

2004E Revenue

2004E EBITDA

[*]

$13.00

$881.9

(14.9%)

(9.9%)

(14.4%)

2.2x

13.1x

2.2x

9.6x

$14.50

$975.4

(5.0%)

0.5%

(4.5%)

2.4x

14.4x

2.5x

10.6x

$16.00

$1,068.8

4.8%

10.9%

5.4%

2.6x

15.8x

2.7x

11.7x

[*]

$16.50

$1,100.0

8.1%

14.3%

8.7%

2.7x

16.3x

N/A

N/A

$17.00

$1,131.1

11.3%

17.8%

11.9%

2.8x

16.8x

N/A

N/A

[*]

$10.99

$756.5

(28.0%)

(23.9%)

(27.6%)

1.8x

11.2x

1.9x

8.3x

[*]

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

4

Implied Purchase Price Ratio Analysis

Strategic Process Update

___________________________

Source: Picard management projections dated April 2004

Note: All analyses assume $91.7m Bioproducts 2004E EBITDA and $67.5m entire Company 2004E EBITDA  (excludes $8.0m one-time gain), $70m net debt (as of 12/31/04), and 62.3m shares outstanding (as of
  12/31/04)

($ in millions, except per share data)

Current Price

Price Per Share

$15.27

$12.00

$13.00

$14.00

$15.00

$16.00

$17.00

% Premium / (Discount) to Current

(21.4%)

(14.9%)

(8.3%)

(1.8%)

4.8%

11.3%

% Premium / (Discount) to 52-Week High ($17.46)

(31.3%)

(25.5%)

(19.8%)

(14.1%)

(8.4%)

(2.6%)

% Premium / (Discount) to 52-Week Low ($12.62)

(4.9%)

3.0%

10.9%

18.9%

26.8%

34.7%

Shares Outstanding (mm)

62.3

62.3

62.3

62.3

62.3

62.3

62.3

Implied Equity Value

$951.3

$747.6

$809.9

$872.2

$934.5

$996.8

$1,059.1

Plus: Net Debt

70.0

70.0

70.0

70.0

70.0

70.0

70.0

Implied Enterprise Value

$1,021.3

$817.6

$879.9

$942.2

$1,004.5

$1,066.8

$1,129.1

Picard Status Quo

Statistic:

Enterprise Value /

    2003 Sales

$383.2

2.7x

2.1x

2.3x

2.5x

2.6x

2.8x

2.9x

    2004E Sales

409.0

2.5x

2.0x

2.2x

2.3x

2.5x

2.6x

2.8x

    2005E Sales

434.6

2.4x

1.9x

2.0x

2.2x

2.3x

2.5x

2.6x

    2003 EBITDA

$66.9

15.3x

12.2x

13.2x

14.1x

15.0x

15.9x

16.9x

    2004E EBITDA

67.5

15.1x

12.1x

13.0x

14.0x

14.9x

15.8x

16.7x

    2005E EBITDA

66.0

15.5x

12.4x

13.3x

14.3x

15.2x

16.2x

17.1x

    2003 EBIT

$32.2

31.7x

25.4x

27.3x

29.2x

31.1x

33.1x

35.0x

    2004E EBIT

30.3

33.7x

27.0x

29.0x

31.1x

33.1x

35.2x

37.2x

    2005E EBIT

26.3

38.9x

31.1x

33.5x

35.9x

38.2x

40.6x

43.0x

Equity Value /

    2003 Net Income

$22.8

41.7x

32.8x

35.5x

38.2x

41.0x

43.7x

46.4x

    2004E Net Income

22.3

42.7x

33.6x

36.4x

39.2x

42.0x

44.8x

47.6x

    2005E Net Income

20.1

47.4x

37.3x

40.4x

43.5x

46.6x

49.7x

52.8x

Bioproducts Only

Enterprise Value /

    2003 Sales

$382.7

2.7x

2.1x

2.3x

2.5x

2.6x

2.8x

3.0x

    2004E Sales

398.0

2.6x

2.1x

2.2x

2.4x

2.5x

2.7x

2.8x

    2005E Sales

433.6

2.4x

1.9x

2.0x

2.2x

2.3x

2.5x

2.6x

    2003 EBITDA

$98.8

10.3x

8.3x

8.9x

9.5x

10.2x

10.8x

11.4x

    2004E EBITDA

91.7

11.1x

8.9x

9.6x

10.3x

11.0x

11.6x

12.3x

    2005E EBITDA

108.2

9.4x

7.6x

8.1x

8.7x

9.3x

9.9x

10.4x

    2003 EBIT

$65.4

15.6x

12.5x

13.5x

14.4x

15.4x

16.3x

17.3x

    2004E EBIT

54.9

18.6x

14.9x

16.0x

17.1x

18.3x

19.4x

20.6x

    2005E EBIT

69.6

14.7x

11.7x

12.6x

13.5x

14.4x

15.3x

16.2x

5

Precedent Transactions Analysis

Strategic Process Update

Date

Transaction

LTM

LTM

LTM

Announced

Target

Acquiror

Value

($mm)

Sales

EBITDA

EBIT

25-Sep-00

Bush Boake Allen Inc.

International Flavors & Fragrances

$945.2

1.93x

13.7x

19.9x

4-Sep-03

Borden Chemical (Elmer's Products)

Berwyn Group

450.0

2.86x

13.2x

NA

17-Jul-02

Haarmann & Reimer (Bayer)

EQT Northern Europe Private Equity Fund

1,660.0

1.90x

12.9x

22.7x

24-Apr-03

Crompton Corp. (OSi Specialties)

GE Specialty Materials

1,055.0

2.31x

12.1x

18.8x

4-Nov-02

Osmonics

GE Power Systems

277.2

1.31x

11.6x

18.1x

23-Jul-02

ChemFirst

DuPont

447.1

1.68x

11.0x

21.8x

14-Feb-02

Filtration/Separation Group (Vivendi Environment)

Pall Corp.

360.0

1.33x

10.6x

16.4x

2-Aug-00

Catalytica Pharmaceuticals, Inc.

DSM

800.0

1.89x

10.5x

13.6x

29-Jan-99

Morton International

Rohm & Haas

4,857.3

1.94x

10.3x

14.4x

30-Jun-03

Ashland Electronic Chemical business

Air Products

300.0

1.50x

10.1x

NA

29-Mar-01

Ascot PLC

Dow Chemical

439.5

1.99x

10.0x

15.9x

20-Jun-00

Dexter - Specialty Polymers

Loctite

400.0

1.37x

9.1x

12.4x

23-Sep-02

Synetix (ICI)

Johnson Matthey

260.0

1.78x

8.7x

10.8x

30-Aug-00

Sybron Chemicals Inc.

Bayer AG

326.6

1.16x

8.4x

12.6x

12-Feb-02

Betzdearborn (Hercules)

GE Specialty Materials

1,800.0

1.80x

8.3x

11.3x

Median

1.80x

10.5x

15.9x

Mean

1.78x

10.7x

16.1x

Transaction Value to:

6

Summary Pro Forma Analysis - [*]

Strategic Process Update

Transaction Assumptions

Valuation Analysis

PF 2005E EPS Accretion /(Dilution)

Pro Forma Capitalization(1)

Assumes transaction date of 12/31/2004

Offer price ranging from $13-$16 per share

100% cash consideration

Assumes value realization for Health Care segment ranging
from $0-$50mm

15% of purchase price in excess of tangible net assets
allocated to identifiable intangibles and amortized over 15
years

Foregone interest on cash assumed to be 2%

Assumes 20% tax rate on Picard income/36% rate on
financing costs and transaction adjustments

___________________________

Source: Picard management projections dated April 2004 and Wall Street research estimates

Note: All analyses assume $91.7m Bioproducts 2004E EBITDA and $67.5m entire Company 2004E EBITDA  (excludes $8.0m one-time gain), $70m net debt (as of 12/31/04), and 62.3m shares outstanding (as of
   12/31/04)

Low

High

Offer Price (Bio only)

$13.00

$16.00

Diluted Shares

62.30

62.30

Offer Value

$809.9

$996.8

Estimated Health Care Value

--

50.0

Total Equity Value

$809.9

$1,046.8

Net Debt + Preferred

70.0

70.0

Enterprise Value

$879.9

$1,116.8

Multiples and Premia

"Adjusted" per share offer price

$13.00

$16.80

- Premium to Current

(14.9%)

4.8%

- Premium to 90-day average

(8.0%)

18.9%

2004 EV/Revenue

2.2x

2.8x

2004 EV/EBITDA

9.6x

12.2x

2005 P/E

17.3x

22.4x

7

Offer

Price

--

$10

$20

$30

$13.00

1.4%

1.6%

1.9%

2.2%

$14.00

1.3%

1.6%

1.9%

2.1%

$15.00

1.3%

1.5%

1.8%

2.1%

$16.00

1.2%

1.5%

1.8%

2.0%

Pre-Tax Synergies

Pro

[*]

Picard

Adj

Forma

Cash

$7,887

$177

($1,231)

$6,833

Existing Debt

10,609

63

--

10,672

Transaction Debt

--

--

--

--

Existing Pfd/Min. Int.

623

184

(184)

623

Common Equity

8,553

356

(356)

8,553

Total

$27,672

$780

$26,681

2004E EBITDA

4,528.0

91.7

4,619.7

Net Debt/'04E EBITDA

0.7x

0.8x

1.0x

Net Debt/Net Book Cap

28.1%

16.4%

34.3%

Summary Pro Forma Analysis - [*]

Strategic Process Update

Transaction Assumptions

Valuation Analysis

PF 2005E EPS Accretion /(Dilution)

Pro Forma Capitalization(1)

Assumes transaction date of 12/31/2004

Offer price ranging from $16.50-$17.00 per share

100% cash consideration

15% of purchase price in excess of tangible net assets
allocated to identifiable intangibles and amortized over 15
years

Foregone interest on cash assumed to be 2%

Transaction debt interest assumed to be 6%

Assumes 20% tax rate on Picard income/36% rate on
financing costs and transaction adjustments

___________________________

Source: Picard management projections dated April 2004 and Wall Street research estimates

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange

Act of 1934, as amended.

Note: All analyses assume $91.7m Bioproducts 2004E EBITDA and $67.5m entire Company 2004E EBITDA  (excludes $8.0m one-time gain), $70m net debt (as of 12/31/04), and 62.3m shares outstanding (as of 12/31/04)

Low

High

Offer Price

$16.50

$17.00

Diluted Shares

62.30

62.30

Offer Value

$1,028.0

$1,059.1

Total Equity Value

$1,028.0

$1,059.1

Net Debt + Preferred

70.0

70.0

Enterprise Value

$1,098.0

$1,129.1

Multiples and Premia

- Premium to Current

8.1%

11.3%

- Premium to 90-day average

16.8%

20.3%

2004 EV/Revenue

2.7x

2.8x

2004 EV/EBITDA

16.3x

16.7x

2005 P/E

82.5x

85.0x

8

Offer

Price

--

$10

$20

$30

$16.50

(10.0%)

#

(9.0%)

#

(8.0%)

#

(7.0%)

$17.00

(10.4%)

#

(9.7%)

#

(9.0%)

#

(8.3%)

Pre-Tax Synergies

Pro

[*]

Picard

Adj

Forma

Cash

$206

$177

--

$383

Existing Debt

1,766

63

--

1,829

Transaction Debt

--

--

1,061.7

1,062

Existing Pfd/Min. Int.

67

184

(184)

67

Common Equity

5,053

356

(356)

5,053

Total

$7,092

$780

$8,394

2004E EBITDA

942.5

67.6

1,010.1

Net Debt/'04E EBITDA

1.7x

1.0x

2.5x

Net Debt/Net Book Cap

24.4%

16.4%

33.8%

LBO Analysis – [*]

Strategic Process Update

Transaction Assumptions

Implied Per Share Value

5-Year Equity Returns

Sources and Uses – 8.5x 2004E EBITDA

Health Care segment assumed redeployed Pre-Transaction

For illustrative purposes, we ascribe value range for Health Care segment equal to $0 to $50mm

Remaining business (i.e., Bioproducts) purchased at Transaction Value of
8.5x-11.5x 2004E EBITDA of $91.7mm (excludes insurance settlement gain) for a transaction value of $779mm - $1,055mm – or a share price range (excluding any Health Care value) of $11.35 - $15.77

Leverage capacity assumed equal to 5.5x 2004E Bioproducts EBITDA (on a net debt basis)

Picard preferred assumed redeemed at face value

___________________________

Source:  Picard management estimates dated April 2004 for operating numbers

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange

Act of 1934, as amended.

       Assumes a 12/31/04 transaction date; all analyses assume $91.7m 2004E EBITDA (excludes $8.0m one-time gain)

Sponsor

100.0%

Public/Other

--%

E&D

--%

   Total

100.0%

Pro Forma Ownership

9

Low

High

Low

High

Assumed Trans. Value/2004E EBITDA

8.5x

10.5x

8.5x

10.5x

2004E Bioproducts EBITDA

$91.7

$91.7

$91.7

$91.7

Implied Transaction Value

$779.4

$962.8

$779.4

$962.8

Less:  12/31/04 Debt Balance

62.8

62.8

62.8

62.8

Less: 12/31/04E Preferred Balance

184.3

184.3

184.3

184.3

Plus:  12/31/04 Cash Balance

177.0

177.0

177.0

177.0

Plus:  Assumed Health Care Value

--

--

50.0

50.0

Implied Equity Value

$709.4

$892.8

$759.4

$942.8

Fully Diluted Share Count @ 12/31/04

62.3

62.3

62.3

62.3

Implied Per Share Value

$11.38

$14.33

$12.19

$15.13

Implied Premia:

- To Current price

(25.5%)

(6.2%)

(20.2%)

(0.9%)

- To 3 Month Average

(19.4%)

1.4%

(13.7%)

7.1%

- To 1 Year Average

(25.0%)

(5.7%)

(19.8%)

(0.4%)

Health Care @ $50

Health Care @ $0

Assumed

Sources

Cost

Uses

Excess Cash

$152.1

Purchase E&D Equity

$569.2

New Sr. Debt

266.6

L + 300

Purchase Public Equity

140.3

New Sr. Sub

200.0

9.50%

Redeem Preferred

184.3

Sponsor Equity

295.6

Total Trans. Fees

20.5

Total Sources

$914.2

Total Uses

$914.2

Implied

Offer

Purchase

Price

Price Mult

8.5x

9.5x

10.5x

11.5x

$11.38

8.5x

30.3%

34.2%

37.7%

40.9%

$12.86

9.5x

23.4%

27.1%

30.4%

33.4%

$14.33

10.5x

18.2%

21.8%

25.0%

27.8%

$15.80

11.5x

14.2%

17.6%

20.6%

23.4%

Exit Multiple of 2009E EBITDA

PF Total Debt/04E EBITDA

5.8x

PF Net Debt/04E EBITDA

5.5x

% Sr. Debt Repaid by Yr. 7

97.7%

% Total Debt Repaid by Yr. 7

63.0%

Credit Statistics

Leveraged Recap Analysis

Strategic Process Update

Transaction Assumptions

Illustrative PF Share Price Path – No Recap

5-Year Equity Returns

Illustrative PF Share Price Path – Recap @ $15.80/Share

Overall Picard valued @ 8.5x-11.5x 2004E Bioproducts
EBITDA of $91.7mm, for a transaction range of $779mm to
$1,055mm – or, an offer price range of $11.35-$15.77

No value ascribed to Health Care (assumes division
shutdown)

Business leveraged @ 5.5x 2004E Bioproducts EBITDA;
proceeds used to:

Redeem preferred stock

Make tender offer to shareholders @ $11.35 to $15.77

Remaining shares owned by E&D to be purchased by
sponsor

___________________________

Source: Picard management estimates dated April 2004 for operating numbers

Assumes a 12/31/04 transaction date; all analyses assume $91.7m 2004E EBITDA (excludes $8.0m one-time gain)

PF Total Debt/04E EBITDA

5.8x

PF Net Debt/04E EBITDA

5.5x

% Sr. Debt Repaid by Yr. 7

97.7%

% Total Debt Repaid by Yr. 7

63.0%

Credit Statistics

10

Assumed

LTM

EBITDA

Multiple

2004

2005

2006

2007

2008

8.5x

$10.57

$14.67

$22.96

$31.13

$35.91

9.5x

12.13

16.09

23.95

31.64

36.03

10.5x

13.64

17.61

25.34

32.86

37.06

11.5x

15.14

19.18

26.93

34.44

38.55

Implied Per Share Value @ 12/31:

Sponsor

66.2%

Public/Other

33.8%

E&D

--%

   Total

100.0%

PF Own % @ $15.80 Offer

Assumed

LTM

EBITDA

Multiple

2004

2005

2006

2007

2008

8.5x

$11.35

$12.76

$15.75

$18.44

$19.77

9.5x

12.82

14.43

17.70

20.64

22.03

10.5x

14.30

16.09

19.65

22.83

24.29

11.5x

15.77

17.75

21.60

25.03

26.54

Implied Per Share Value @ 12/31:

Implied

Offer

Purchase

Price

Price Mult.

8.5x

9.5x

10.5x

11.5x

$11.35

8.5x

31.3%

35.1%

38.5%

41.6%

$12.82

9.5x

24.3%

27.9%

31.1%

34.1%

$14.30

10.5x

19.1%

22.5%

25.6%

28.4%

$15.77

11.5x

15.0%

18.3%

21.3%

24.0%

Exit Multiple of 2009E EBITDA

Potential Near-Term Execution Strategies

Strategic Process Update

Assuming the Company decides to continue to explore a strategic sale, a variety of strategies/tactics can be employed to maximize the value of the ultimate outcome

Meeting with each bidder to walk through opportunity in greater detail to explore ability of each to increase bid

Foster competitive tension

Provide upwardly raised guidance

Assist in synergy assessment and convey value of Health Care

Consider alternatives for Health Care pre-transaction

“Pure play” enzyme business likely more attractive to larger number of bidders

Proactively identify and seek buyers

Explore viability and relative merits of spin-off

Manage “shut-down” of segment prior to consummation of larger transaction

Picard management better positioned to maximize value for division

11

Next Steps

Strategic Process Update

30

29

28

27

26

25

24

23

22

21

20

19

18

17

16

15

14

13

12

11

10

9

8

7

6

5

4

3

2

1

S

F

T

W

T

M

S

June 2004

30

S

F

T

W

T

M

S

31

29

28

27

26

25

24

23

22

21

20

19

18

17

16

15

14

13

12

11

10

9

8

7

6

5

4

3

2

1

July 2004

Shading indicates holiday

Commencement of management presentations

Data room visits/detailed due diligence

June 14th -28th

Week(s) of:

Finalize management presentation

Finalize data room

Finalize draft merger agreement(s)

Scheduling/logistics for buyer diligence

Evaluate alternatives for Health Care division in detail

June 7th

Receipt of binding offers in the form of a marked up definitive agreement

By July 9th

Ascertain [*]’s position

Decide on near-term execution strategy

Decide on Round 2 participants

May 31st

Assuming Picard decides to continue dialogue, Lehman Brothers would recommend the following next steps

12

Overview of Strategic Alternatives

Strategic Process Update

Continue

Strategic Sale

Process

Pursue Equity
Monetization

Status Quo

13

Worst

Best

Transaction
Certainty

Liquidity for

Shareholders

Commentary

Near-Term Value
Maximization

Will require discount to effect sizeable
offering

Positioning in specialty chemicals near
term

Health Care alternatives

Different investor base for each
business

Market risk and overhang with partial
monetization

Increased float may provide valuation
benefits long-term

High end of bid range from strategic
bidder represents slight premium to
trading value

Need to create competitive dynamic to
maximize value

Resolution of key diligence issues may
impact valuation and/or certainty of
closure

Value maximization may require solution
for Health Care pre-transaction

Meaningful progress on Health Care side
may be required to drive valuation
significantly higher under current
company configuration

Alternatives for Health Care
segment

Continued float and overhang issues

N/A

Status Quo

Indexed Price
160%
150%
140%
130%
120%
110%
100%
90%
80%
70%
60%
50%
5/31/02
8/20/02
11/8/02
1/30/03
4/21/03
7/11/03
10/1/03
12/19/03
3/11/04
6/1/04
Picard
Novozymes A/S
Comparable Companies Index

LEHMAN BROTHERS

Historical Stock Price Performance

Status Quo

Two-Year Stock Price Performance

+51.1%

-8.9%

+38.4%

___________________________

1.

Comparable Companies Index includes Air Products, Cambrex, Croda Intl, Eastman Chemical, Ecolab Inc., Engelhard, Novozymes A/S, Praxair, Sensient Technologies, and Sigma-Aldrich.

14

EV/LTM EBITDA
20.0x
18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
12/31/02
3/28/03
6/23/03
9/18/03
12/14/03
3/10/04
Ricard
Ricard Ex-Health Care
Comparable Company Median

LEHMAN BROTHERS

Historical Trading Multiple Analysis

Status Quo

Enterprise Value to LTM EBITDA

Picard LTM
EBITDA
Margin

23.4%

20.4%

21.3%

17.7%

17.3%

17.7%

17.6%

Ex-HC LTM
EBITDA
Margin

28.3%

30.3%

27.4%

25.7%

27.8%

35.3%

Picard (Including HC)

Mean

Median

High

Low

Since 12/31/02

14.3x

14.4x

17.7x

10.1x

1-Year

15.2x

15.5x

17.7x

12.4x

YTD

13.9x

14.0x

15.2x

12.4x

Current

15.3x

15

6/1/04

Summary Picard Financial Projections

Status Quo

Summary Projected Income Statement

___________________________

Source: Picard management projections dated April 2004

($ in millions, except per share data)

2003-08

2003-13

2003A

2004E

2005E

2006E

2007E

2008E

2009E

2010E

2011E

2012E

2013E

CAGR

CAGR

Bioproducts Revenue

$382.7

$398.0

$433.6

$478.2

$530.5

$580.5

$639.1

$702.6

$769.8

$841.1

$915.9

8.7%

9.1%

Health Care Revenue

(1)

0.4

11.0

1.0

7.2

8.5

12.1

13.7

17.3

29.7

111.3

200.3

NM

85.1%

   Total Revenue

383.2

409.0

434.6

485.4

539.0

592.6

$652.8

$719.9

$799.5

$952.4

$1,116.2

9.1%

11.3%

% Growth

9.5%

6.7%

6.3%

11.7%

11.1%

9.9%

10.2%

10.3%

11.1%

19.1%

17.2%

Bioproducts Gross Profit

154.7

161.9

178.1

198.0

222.9

244.3

270.8

298.0

325.8

354.9

384.2

9.6%

9.5%

Health Care Gross Profit

0.0

0.0

0.7

3.4

4.6

6.5

8.5

8.8

21.8

82.4

162.9

NM

NM

   Total Gross Profit

154.7

161.9

178.8

201.4

227.5

250.8

298.8

330.4

369.4

470.3

575.2

10.2%

14.0%

Gross Product Margin % - Bioproducts

42.7%

42.5%

42.9%

43.1%

43.7%

43.3%

43.6%

43.6%

43.4%

43.3%

43.0%

Gross Product Margin % - Health Care

NM

NM

70.0%

68.0%

65.7%

65.0%

70.2%

69.8%

78.1%

83.0%

83.9%

Gross Product Margin % - Total

42.7%

42.5%

42.9%

43.4%

44.0%

43.7%

45.8%

45.9%

46.2%

49.4%

51.5%

Bioproducts EBITDA

(2)

98.8

99.7

108.2

130.3

150.5

158.8

179.7

203.4

227.4

251.8

275.0

10.0%

10.8%

Health Care EBITDA

(1)

(32.4)

(24.1)

(41.7)

(52.4)

(70.0)

(70.7)

(76.3)

(77.1)

(75.3)

(19.5)

40.7

NM

NM

   Total EBITDA

(3)

66.9

75.5

66.0

77.3

79.9

87.5

102.7

125.7

151.6

231.8

315.1

5.5%

16.8%

Margin % - Bioproducts

25.8%

25.1%

25.0%

27.2%

28.4%

27.4%

28.1%

28.9%

29.5%

29.9%

30.0%

Margin % - Health Care

NM

NM

NM

NM

NM

NM

NM

NM

NM

NM

20.3%

Margin % - Total

17.5%

18.5%

15.2%

15.9%

14.8%

14.8%

15.7%

17.5%

19.0%

24.3%

28.2%

EBIT

31.2

37.9

26.3

33.5

34.7

40.1

55.4

75.5

98.5

176.0

256.6

5.1%

23.4%

Margin %

8.2%

9.3%

6.0%

6.9%

6.4%

6.8%

8.5%

10.5%

12.3%

18.5%

23.0%

EPS, diluted

$0.26

$0.34

$0.20

$0.33

$0.35

$0.47

$0.66

$0.89

$1.13

$1.94

$2.71

12.6%

26.4%

% Growth

NM

30.8%

-41.2%

65.0%

6.1%

34.3%

39.4%

35.2%

27.9%

70.8%

40.1%

Pro Forma EPS, diluted

(4)

$0.27

$0.16

$0.20

$0.33

$0.35

$0.47

$0.66

$0.89

$1.13

$1.94

$2.71

11.7%

25.9%

% Growth

58.8%

-40.7%

25.0%

65.0%

6.1%

34.3%

39.4%

35.2%

27.9%

70.8%

40.1%

Change in Net Working Capital

22.5

(9.9)

(1.1)

34.1

5.1

8.5

(8.5)

(9.8)

(12.6)

(23.2)

(28.6)

NM

NM

% of Revenue

5.9%

-2.4%

-0.3%

7.0%

1.0%

1.4%

-1.3%

-1.4%

-1.6%

-2.4%

-2.6%

Bioproducts Capital Expenditures

24.9

32.1

66.2

45.6

48.3

49.8

66.7

73.4

71.0

75.6

65.0

14.9%

10.1%

Health Care Capital Expenditures

8.0

6.0

7.6

6.7

3.4

4.4

2.0

2.0

2.0

2.0

2.0

-11.2%

-12.9%

Total Capital Expenditures

32.8

38.1

73.8

52.3

51.7

54.2

68.7

75.4

73.0

77.6

67.0

10.6%

7.4%

% of Revenue

8.6%

9.3%

17.0%

10.8%

9.6%

9.2%

10.5%

10.5%

9.1%

8.1%

6.0%

(1)  2004 Revenue and EBITDA include $10 million payment for immunotherapeutics platform.

(2)  2002 EBITDA includes $16.4 million restructuring charge and $1.5 million loss on investment.

       2003 EBITDA includes $1.0 million loss on investment. 2004 EBITDA includes $8.0 million gain on insurance settlement and a $12.2 million increase in R&D and SG&A expenses due to new products, increased staffing and Sarbanes-Oxley.

(3)  Includes adjustment from Corporate segment not allocated to Bioproducts or Health Care.

(4)  Excludes non-recurring revenue and expense items.

16

3.2x
2.9x
2.6x
2.6x
2.4x
2.2x
2.0x
1.6x
1.5x
1.5x
1.0x
0.9x
NOVO
SIAL
Bioproducts
Picard
PX
ECL
APD
CBM
CRODA
SXT
EMN
EC

15.6x
12.3x
11.5x
10.9x
10.7x
9.7x
9.5x
8.8x
8.6x
8.6x
7.9x
7.4x
Picard
NOVO
Bioproducts
SIAL
ECL
PX
APD
CRODA
EMN
EC
SXT
CBM

15.9x
11.9x
10.5x
9.7x
9.6x
8.9x
8.4x
8.3x
8.0x
7.7x
7.5x
6.8x
Picard
NOVO
SIAL
ECL
Bioproducts
PX
CRODA
APD
EC
EMN
SXT
CBM

PEG
P/E
Picard
ECL
NOVO
SIAL
Bioproducts
APD
PX
CBM
EMN
EC
CRODA
SXT
P/E
PEG

LEHMAN BROTHERS

Comparative Valuation Statistics

Status Quo

Enterprise Value to 2004E Revenue

Enterprise Value to 2004E EBITDA

Enterprise Value to 2005E EBITDA

2005 P/E and P/E/G

___________________________

1.

Reflects 2003 data for Picard and LTM data for all other companies.

Note:         All analyses assume $91.7m Bioproducts 2004E EBITDA and $67.5m entire company 2004E EBITDA, (excludes $8.0m one-time gain), $70m net debt (as of 12/31/04), and 62.3m shares outstanding (as of 12/31/04)

Source:     Picard management projections dated April 2004 and Wall Street research estimates

17

Illustrative Valuation Matrix

Implied Value of Health Care Segment

Implied Enterprise Value

Status Quo

Implied Equity Value Per Share

Implied Premium / (Discount) to Current

___________________________

Note: All analyses assume $91.7m Bioproducts 2004E EBITDA and $67.5m entire Company 2004E EBITDA (excludes $8.0m one-time gain), $70m net debt (as of 12/31/04), and 62.3m shares outstanding (as of
12/31/04)

Source: Picard management projections dated April 2004

Premium /

(Discount)

Bioproducts 2004E EBITDA

Stock Price

To Current

8.0x

9.0x

10.0x

11.0x

12.0x

$15.27

0.0%

287.4

195.7

103.9

12.2

(79.6)

$15.00

-1.8%

270.6

178.8

87.1

(4.6)

(96.4)

$16.00

4.8%

332.9

241.1

149.4

57.7

(34.1)

$17.00

11.3%

395.2

303.4

211.7

120.0

28.2

$18.00

17.9%

457.5

365.7

274.0

182.3

90.5

$19.00

24.4%

519.8

428.0

336.3

244.6

152.8

18

Bioproducts 2004E EBITDA

HC Value

8.0x

9.0x

10.0x

11.0x

12.0x

$0

(15.5%)

(5.9%)

3.8%

13.4%

23.1%

$50

(10.2%)

(0.6%)

9.0%

18.7%

28.3%

$100

(5.0%)

4.7%

14.3%

23.9%

33.6%

$200

5.5%

15.2%

24.8%

34.5%

44.1%

$300

16.0%

25.7%

35.3%

45.0%

54.6%

$400

26.6%

36.2%

45.8%

55.5%

65.1%

Bioproducts 2004E EBITDA

HC Value

8.0x

9.0x

10.0x

11.0x

12.0x

$0

$733.9

$825.7

$917.4

$1,009.1

$1,100.9

$50

783.9

875.7

967.4

1,059.1

1,150.9

$100

833.9

925.7

1,017.4

1,109.1

1,200.9

$200

933.9

1,025.7

1,117.4

1,209.1

1,300.9

$300

1,033.9

1,125.7

1,217.4

1,309.1

1,400.9

$400

1,133.9

1,225.7

1,317.4

1,409.1

1,500.9

Bioproducts 2004E EBITDA

HC Value

8.0x

9.0x

10.0x

11.0x

12.0x

$0

$12.90

$14.38

$15.85

$17.32

$18.79

$50

13.71

15.18

16.65

18.12

19.60

$100

14.51

15.98

17.45

18.93

20.40

$200

16.11

17.59

19.06

20.53

22.00

$300

17.72

19.19

20.66

22.14

23.61

$400

19.32

20.80

22.27

23.74

25.21

Equity Monetization

Equity Capital Markets Alternatives

The position size is extremely large as a percentage of float and as a multiple of average daily trading volume

As such, a capital markets sale is somewhat tantamount to a re-IPO of the company

Placement and pricing of the deal depends largely on where investors see value

Lehman Brothers recommends a public offering of 20-25 million shares

Allows the majority shareholders to monetize nearly half of their position

Allows for upside participation and more efficient sales in the future

A mandatory exchangeable can be used to access an additional pool of demand and monetize more shares upfront

The capital markets can provide an alternative exit strategy

Equity Monetization

19

Marketed Secondary Offering Is the Most Viable Strategy

Equity Monetization

A marketed follow-on offering could benefit Picard and selling shareholders

Benefits to Picard

Benefits to Shareholders

Picard’s future valuation may be hindered by the
lack of public float

An orderly sale of these shares will reduce this
overhang going forward

Improving economic backdrop and limited supply of
new paper have left investors positively disposed to
monetization transactions

Helps position selling shareholders for future
monetizations

Provide management with an opportunity to tell the
Picard story, attract research coverage and
significantly reduce stock overhang

Allow traditional Chemicals investors to take a
meaningful position without liquidity concerns

Reduce share price volatility through increased
trading liquidity

A fully marketed follow-on offering ensures a
market “event”

Heightened institutional interest to initiate
coverage of the stock

Broadest overall distribution, including
institutional and retail

Helps position Picard for a future monetization
of remaining shares

20

Positioning

Technological Leader
in Biotechnology/

Industrial Enzymes

Strong Market Shares
in Core Growth
Markets

Long-Term
Collaborative
Relationships with
Leading Companies

Lehman Brothers believes Picard would be currently be best positioned as a market leader with a high growth opportunity in the specialty chemicals industry

Industry-Leading
Manufacturing
Infrastructure

Equity Monetization

Significant Growth
Opportunity in
Emerging Markets

Increasing Enzyme
Penetration Rates

Picard

Strong Relative
Growth and Margins
Profile

21

Current Valuation Framework

Picard’s EBITDA multiple is likely to be towards the upper end of the specialty chemicals sector based on the Bioproducts business

Higher growth potential

Higher margins

Oligopolistic market

However, Picard is likely to trade at a discount to Novozymes given they are the larger player in a highly concentrated market

Key issue is what value specialty chemicals investors would place on Health
Care business

Critical to make investors understand the business

Given its current profile, Picard would likely fall within a specialty chemicals classification, where valuation will need to reflect a “sum of parts” approach to maximize stock price

EBITDA-Driven Valuation of Bioproducts Business…

…Value Ascribed to Health Care “Potential”

Reference other early stage cancer platforms

Clarify investment timeline, size of market, and strategic direction

Valuation of Health Care will be driven by:

Data: Phase 1 proof of concept

Resources: Management and infrastructure to carry out business plan (clinical development, etc.)

Other assets (IP, PP&E, etc.)

Demonstrated commitment to business

Key Issues

Key issue is what value specialty chemicals investors would place on Health Care business

Critical to make investors understand the business

Long-term positioning

Grow Health Care and reposition or separate to maximize value?

Reaction to future Health Care growth initiatives

Implied Equity Value Per Share

Equity Monetization

+

___________________________

Note: All analyses assume $91.7m Bioproducts 2004E EBITDA and $67.5m entire Company 2004E EBITDA (excludes $8.0m one-time gain), $70m net debt (as of 12/31/04), and 62.3m shares outstanding (as of 12/31/04)

Source: Picard management projections dated April 2004

Bioproducts 2004E EBITDA

HC Value

8.0x

9.0x

10.0x

11.0x

12.0x

$0

$12.90

$14.38

$15.85

$17.32

$18.79

$50

13.71

15.18

16.65

18.12

19.60

$100

14.51

15.98

17.45

18.93

20.40

$200

16.11

17.59

19.06

20.53

22.00

$300

17.72

19.19

20.66

22.14

23.61

$400

19.32

20.80

22.27

23.74

25.21

22

Comparable Company Trading Analysis

Equity Monetization

Trading Analysis of Comparable Public Companies

___________________________

1.

Reflects 2003 data for Picard and LTM data for all other companies.

Note:         All analyses assume $91.7m Bioproducts 2004E EBITDA and $67.5m entire Company 2004E EBITDA (excludes $8.0m one-time gain), $70m net debt (as of 12/31/04), and 62.3m shares outstanding (as of 12/31/04),

Source:     Picard management projections dated April 2004 and Wall Street research estimates

Market Cap. as a Multiple of:

Enterprise Value as a Multiple of:

Market

Public

Average Daily Volume

Enterprise

Net Income

2005

Sales

EBITDA

EBIT

EPS

Company

Cap.

Float

Shares (000)

Value ($MM)

Value

LTM

(1)

2004E

2005E

P/E/G

LTM

(1)

2004E

2005E

LTM

(1)

2004E

2005E

LTM

(1)

2004E

2005E

Novozymes A/S

kr 19,411

77.6%

128.0

$5.5

kr 19,687

26.4x

25.4x

23.2x

2.39

3.39x

3.23x

2.92x

12.5x

12.3x

11.9x

18.6x

18.1x

17.1x

Sigma-Aldrich

$4,014

94.6%

437.5

25.0

$4,074

19.8x

17.4x

17.1x

1.22

3.06x

2.91x

2.77x

11.1x

10.9x

10.5x

13.7x

13.4x

12.9x

Ecolab Inc

$7,840

71.3%

886.1

27.0

$8,584

28.4x

25.9x

23.3x

1.24

2.22x

2.16x

2.02x

12.5x

10.7x

9.6x

16.9x

10.7x

9.6x

Praxair

$12,264

99.9%

1,301.2

48.1

$15,268

19.8x

17.9x

15.9x

0.94

2.63x

2.40x

2.18x

10.2x

9.7x

8.9x

15.8x

14.0x

12.6x

Air Products

$11,651

99.8%

968.3

48.4

$14,348

21.1x

18.7x

16.3x

1.10

2.11x

2.02x

1.90x

9.3x

9.5x

8.3x

16.3x

17.1x

13.8x

Croda Intl

£669

97.3%

566.5

5.1

£849

14.9x

14.1x

12.8x

0.18

1.62x

1.53x

1.48x

8.5x

8.8x

8.4x

11.8x

12.6x

11.7x

Eastman Chemical

$3,598

99.7%

709.0

32.9

$5,770

41.9x

19.8x

15.2x

0.99

0.97x

0.97x

0.93x

9.5x

8.6x

7.7x

22.7x

17.5x

14.0x

Engelhard

$3,847

99.4%

362.8

11.0

$3,861

16.9x

16.4x

14.8x

0.78

0.98x

0.89x

0.86x

8.9x

8.6x

8.0x

12.6x

12.1x

11.0x

Sensient Technologies

$945

93.3%

294.0

5.9

$1,584

12.2x

13.0x

12.2x

0.51

1.57x

1.47x

1.38x

9.4x

7.9x

7.5x

12.7x

10.1x

9.5x

Cambrex

$597

94.0%

113.5

2.6

$729

25.0x

19.7x

15.8x

0.71

1.74x

1.62x

1.50x

6.5x

7.4x

6.8x

9.7x

13.2x

11.6x

Mean

92.7%

$21.2

22.6x

18.8x

16.7x

1.01

2.03x

1.92x

1.79x

9.8x

9.4x

8.8x

15.1x

13.9x

12.4x

Median

96.0%

18.0

20.5x

18.3x

15.9x

0.97

1.92x

1.82x

1.70x

9.4x

9.1x

8.3x

14.8x

13.3x

12.2x

Picard

$951

14.7%

68.9

$1.0

$1,021

41.7x

33.6x

47.4x

1.61

2.74x

2.57x

2.42x

15.7x

15.6x

15.9x

32.6x

34.7x

40.0x

Picard (Bioproducts ONLY)

18.6x

19.0x

17.1x

1.14

2.75x

2.64x

2.42x

11.4x

11.5x

9.7x

18.3x

22.4x

15.1x

23

Comparable Company Operating Analysis

Equity Monetization

Benchmarking Analysis of Comparable Public Companies

___________________________

1.

Reflects 2003 data for Picard and LTM data for all other companies.

Note:         All analyses assume $91.7m Bioproducts 2004E EBITDA and $67.5m entire Company 2004E EBITDA (excludes $8.0m one-time gain), $70m net debt (as of 12/31/04), and 62.3m shares outstanding (as of 12/31/04),

Source:     Picard management projections dated April 2004 and Wall Street research estimates

($ in millions)

Bioproducts

Picard

Only

Size

LTM Sales

(1)

$383

$383

$6,814

$419

$927

$5,956

$3,865

$3,924

$930

$5,807

$1,006

$1,332

LTM EBITDA

(1)

67

92

1,537

113

176

609

689

435

253

1,501

169

366

Market Capitalization

951

NA

11,651

597

1,186

3,598

7,840

3,847

3,112

12,264

945

4,014

Enterprise Value

1,021

NA

14,348

729

1,503

5,770

8,584

3,861

3,156

15,268

1,584

4,074

Growth

5-Year Historical Revenue Growth

5.8%

5.8%

6.7%

(1.7%)

6.9%

5.9%

15.4%

(1.2%)

6.5%

3.7%

3.3%

2.2%

Projected Long-Term EPS Growth

13.0%

9.4%

10.0%

10.0%

8.0%

5.1%

12.5%

10.0%

8.5%

10.0%

4.2%

10.0%

Profitability (LTM)

Gross Profit Margin

45.8%

45.8%

26.6%

38.7%

26.6%

14.5%

51.1%

16.4%

51.7%

31.7%

30.8%

52.3%

EBITDA Margin

17.5%

24.0%

22.6%

26.9%

19.0%

10.2%

17.8%

11.1%

27.2%

25.8%

16.7%

27.5%

EBITDA - Capex Margin

8.9%

17.5%

13.8%

18.5%

14.7%

6.1%

11.8%

8.0%

20.5%

14.7%

15.0%

23.0%

EBIT Margin

8.4%

17.1%

12.9%

18.0%

13.7%

4.3%

13.2%

7.8%

18.2%

16.7%

12.4%

22.3%

Capital Efficiency (LTM)

Capex / Sales

8.6%

6.5%

8.8%

8.4%

4.3%

4.1%

6.1%

3.1%

6.7%

11.1%

1.7%

4.5%

(CFFO - Capex) / Sales

6.9%

9.9%

9.6%

7.1%

6.9%

2.2%

8.3%

12.5%

22.6%

8.6%

6.3%

20.4%

Balance Sheet (4/30/2004)

Debt / LTM EBITDA

1.0x

0.8x

1.7x

1.8x

2.3x

3.6x

1.1x

1.0x

0.5x

1.9x

3.8x

0.5x

Debt / Book Capitalization

11.6%

14.4%

38.0%

34.1%

43.2%

69.0%

37.0%

25.5%

17.8%

46.0%

52.6%

15.0%

Praxair

Sensient

Technologies

Sigma-Aldrich

Eastman

Chemical

Ecolab Inc

Engelhard

Novozymes

A/S

Air Products

Cambrex

Croda Intl

24

○	◕	◑
	◔	○	◔
	◕	◔	●
	◕	◑	◑

● ←——→ ○

LEHMAN BROTHERS

Equity Offering Alternatives

Equity Term Sheet

90 days

90 days

90 days

Lock-Up Period

15%

15%

15%

Overallotment Option

90 – 95% Institutional

5 – 10% Retail

95 – 100% Institutional

0 – 5% Retail

85 – 90% Institutional

10 – 15% Retail

Target Investors

Lehman Brothers as Bookrunner

3-4 Co-managers

Lehman Brothers as Bookrunner

3-4 Co-managers

Lehman Brothers as Bookrunner

3-4 Co-managers

Offering Managers

Retail Appeal

Ability to Retain Upside

Fundamental Investor
Participation

Ability to Maximize Size of
Monetization

Very difficult on a

standalone basis

3 days

$100 mm

PIES

Broadest investor base;

Largest size

Allows for sale of

large percentage of shares held

Takeaway

7-9 days

7-9 days

Roadshow

$150 mm / $250 mm

$250 - $350 mm

Offering Size

Concurrent
Common Stock / PIES

Common Stock

Equity Monetization

25

Best

Worst

Proposed Offering Terms

Follow-on Offering Terms – Deal Structure

U.S. roadshow will target high priority accounts through one-on-one meetings and group presentations

Relatively small float leaves meaningful addressable base of new institutional accounts to target

NetRoadshow will reach additional accounts

Full marketing period will increase institutional interest while balancing market risk and volatility

7 - 9 business days

Roadshow

Institutions will be critical in building interest in the stock and will account for the majority of demand

Retail participation will be useful in maintaining pricing leverage against the institutional book

Lehman Brothers’ strategic alliance with Fidelity will provide high quality retail and online demand

80% - 90%

10% - 20%

Target Investors (U.S.)

Institutional

High Net Worth /
Retail

We believe that strong demand will exist in the U.S.

85% - 90%

10% - 15%

Geographic Allocation

U.S.

International

Offering size supports up to a 4-5-handed deal by properly incentivizing all the underwriters

Provides ample coverage, institutional and retail distribution, and trading support

Lehman as a Bookrunner

3 - 4 Co-Managers

Management Group /
Economics

Prevents additional supply of Picard shares from disrupting market

Standard follow-on lock-up includes the Company, directors, management and existing shareholders

90 days

Lock-up Provision

Should be sold pursuant to a discrete registration statement

Secondary

Type of Shares
Offered

Extremely large transaction by traditional supply/demand metrics

Offers ability to build meaningful positions

Larger deal size would put further pressure on stock

Ability to upsize deal in response to strong investor demand

20 - 25 million shares

15% overallotment option

Offering Size

Comments

Strategy / Recommendation

Issue

Equity Monetization

26

Overview of Trust PIESSM

Appeals to a separate investor base (dedicated convertible and yield-oriented accounts)

Can include multiple sellers

Sends positive signal versus common sale

Can be issued alongside a concurrent sale of common stock

Provides attractive high growth investment opportunities to income-oriented investors

Quarterly coupon payments compensate investors for giving up a portion of share price appreciation

Eliminates all downside market risk on shares

Retains significant exposure to price appreciation

Defers capital gains tax until shares are sold or delivered

Positive signal sent to market as seller pays to retain additional shares

Flexibility of cash or stock settlement at maturity

Benefits to
Shareholders

Trust PIES ("Premium Income Exchangeable Securities") are short-term, mandatory exchangeable securities which allow insiders to monetize a concentrated holding in a tax-efficient manner while retaining upside

Benefits to the
Company

Benefits to
Investors

Equity Monetization

27

Monetization via Trust PIESSM

Indicative Terms

Equity Monetization

Assumed Ratings

AAA (secured by Treasury Strips)

Face Amount

Up to $150.0 million

Coupon/Dividend

6.00% (midpoint  of 5.75% to 6.25%)

Maturity

3 Years

Call Feature

NC - Life

Issue Price

$15.11

Gross Proceeds

Up to $150.0 million

Investment in Treasuries

$25.9 million

Trust -

Related Expenses

$0.3 million

Net Proceeds

$119.3 million (1)

Common Stock Price

$15.11

Conversion Premium

20% to 24%

Conversion Price

$18.43

(at midpoint)

Shares

per Security

1.00 to 0.82

Conversion Shares

8,138,904 to 9,927,200

28

___________________________

1.

Assumes gross spread of 3% on transaction.

Launch transaction(s), issue press release

Print preliminary prospectus

Present to Lehman Brothers’ sales force (and others)

Begin roadshow (7-9 business days)

Week 11

Respond to SEC comments, amend registration statement(s)

Finalize roadshow presentation

Finalize press release

Weeks 8, 10

Receive SEC comments (assumes 30-day review)

Week 7

Receive notice of review from the SEC

Week 3

Interview and select co-managers

Organizational meeting

Co-manager due diligence

File registration statement(s) with SEC

Week 2

Complete roadshow

Price offering(s)

Print final prospectus

Close

Week 12, 13

Finalize registration statement(s)

Make decision on sale process

Begin to prepare roadshow presentation

Week 1

Theoretical Equity Timetable

Equity Monetization

29

Precedent Follow-on Offerings

Summary of Secondary Share Marketed Deal Performance

Equity Monetization

___________________________

1.

Offerings consisting of 50+% secondary shares.  Source: Equidesk as of 5/26/04.

Secondary Share Marketed Deals YTD (1)

Aftermarket Performance

Performance Relative to S&P 500

Filing

Date

Pricing

Date

Issuer Name

Shares

Offered

(mm)

Shares

Filed

%

Secondary

Amount

Offered

(mm)

% of

Mkt Cap

% of

Float

Mult of

ADTV

Offer

Price

% Change

File/Price

Discount to

Last Trade

1 Day

7 Days

30 Days

1 Day

7 Days

30 Days

01/06/04

01/14/04

MKS Instruments

4.0

7.00

71%

$120.8

7.8%

9.3%

10.3x

$26.25

-12.1%

-4.3%

0.7%

1.4%

-5.3%

0.6%

-0.1%

-6.7%

01/08/04

01/22/04

MSC Industrial Direct

6.0

6.00

100%

$191.8

10.5%

17.7%

19.8x

$27.80

-0.9%

0.0%

6.0%

1.3%

4.0%

6.3%

2.1%

3.9%

01/08/04

01/22/04

WJ Communications

12.6

12.00

84%

$82.8

23.7%

23.8%

50.8x

$5.75

-5.0%

-4.2%

4.9%

-2.6%

-17.9%

5.1%

-1.7%

-17.9%

11/17/03

01/22/04

Cache

2.0

2.00

90%

$52.3

20.6%

29.0%

42.4x

$22.75

-10.8%

-2.3%

3.4%

8.8%

22.0%

3.6%

9.7%

22.0%

12/09/03

01/22/04

Pantry

5.0

5.00

100%

$115.0

28.8%

71.9%

32.8x

$20.00

-9.3%

-5.0%

4.8%

1.5%

0.4%

5.0%

2.3%

0.4%

01/20/04

01/28/04

Tibco Software

60.0

40.00

100%

$472.7

26.9%

55.6%

30.7x

$6.85

-16.7%

-2.8%

12.4%

7.3%

17.1%

11.9%

7.5%

15.6%

01/20/04

01/28/04

Spartech Corp

7.3

7.30

74%

$193.3

24.9%

24.9%

69.5x

$24.00

-6.1%

-1.7%

0.0%

-5.7%

-1.5%

-0.5%

-5.5%

-3.0%

01/23/04

02/02/04

CapitalSource

17.5

17.50

100%

$430.0

15.8%

22.3%

86.0x

$21.50

-3.6%

-1.4%

1.9%

0.7%

8.1%

1.8%

0.3%

6.7%

11/14/03

02/05/04

Hayes Lemmerz International

8.5

10.80

76%

$158.0

32.0%

21.0%

52.0x

$16.25

-1.2%

-1.3%

3.3%

10.6%

1.2%

2.0%

8.5%

-1.3%

01/23/04

02/05/04

SpectraSite

9.0

8.00

100%

$362.3

20.6%

23.0%

33.6x

$35.00

-7.2%

-1.4%

3.9%

5.7%

6.9%

2.6%

3.6%

4.4%

01/28/04

02/10/04

Mattson Technology

7.5

7.50

50%

$99.2

19.4%

20.5%

16.5x

$11.50

-11.5%

-2.5%

6.5%

7.6%

-10.0%

5.5%

6.6%

-6.6%

01/28/04

02/11/04

Citadel Broadcasting Corp

28.0

28.00

71%

$563.0

24.3%

25.0%

104.3x

$19.00

-6.4%

-0.1%

0.0%

-1.0%

-8.4%

0.5%

-0.5%

-5.2%

02/09/04

02/18/04

dj Orthopedics

7.5

6.00

63%

$163.9

48.9%

57.6%

38.0x

$19.00

3.7%

-2.5%

9.5%

10.6%

19.3%

9.9%

11.3%

22.9%

01/28/04

02/18/04

Sigmatel

8.5

7.68

97%

$219.1

23.4%

52.6%

52.4x

$25.01

-8.7%

0.0%

0.3%

-2.4%

-16.3%

0.7%

-1.7%

-12.7%

02/17/04

02/23/04

Amphenol Corp

8.0

8.00

100%

$480.0

16.8%

17.0%

21.6x

$30.00

-8.6%

-0.8%

-1.2%

6.0%

-5.0%

-1.0%

4.7%

-0.6%

02/12/04

02/25/04

Polo Ralph Lauren Corp

9.2

9.19

100%

$327.7

10.7%

19.7%

23.7x

$31.00

1.0%

-1.6%

8.2%

7.3%

11.6%

8.1%

6.6%

14.8%

02/23/04

03/02/04

Omega Healthcare Investors

18.1

18.12

100%

$205.2

56.6%

68.8%

98.2x

$9.85

-5.1%

-0.5%

5.1%

4.6%

11.5%

4.9%

5.3%

12.9%

02/03/04

03/09/04

Strayer Education

3.0

3.00

100%

$363.1

29.7%

29.7%

42.5x

$105.25

-7.9%

-0.3%

3.8%

2.5%

16.2%

5.3%

5.1%

16.3%

03/03/04

03/16/04

Computer Access Technology Corp

4.3

3.00

100%

$19.6

20.8%

54.7%

108.4x

$4.60

-5.1%

-0.4%

4.3%

1.1%

8.7%

3.2%

2.6%

7.1%

03/10/04

03/17/04

Peabody Energy Corp

16.8

15.50

61%

$859.1

34.7%

43.4%

28.8x

$45.00

-0.7%

-1.1%

0.6%

-3.1%

7.9%

0.7%

-0.2%

6.9%

01/27/04

03/23/04

John B Sanfilippo & Son

2.0

2.00

50%

$82.2

18.9%

34.7%

8.3x

$35.75

-30.4%

-2.3%

3.1%

3.9%

-5.7%

3.3%

0.9%

-9.9%

03/04/04

03/23/04

Direct General Corp

3.3

2.79

100%

$130.5

17.9%

41.5%

34.6x

$34.25

0.6%

-2.3%

1.5%

3.9%

2.2%

1.7%

0.9%

-2.0%

03/12/04

03/24/04

CDW Corp

4.1

4.12

100%

$308.2

5.4%

6.8%

3.5x

$65.05

-4.5%

0.0%

0.4%

3.9%

4.5%

-1.2%

0.7%

0.0%

03/22/04

03/25/04

Acadia Realty Trust

5.0

5.00

100%

$68.8

17.4%

24.9%

81.4x

$13.75

-4.7%

-2.3%

1.9%

3.9%

-8.4%

2.0%

1.8%

-11.3%

03/25/04

03/25/04

Penn Virginia Resource Partners LP

0.5

0.50

100%

$19.5

3.2%

5.8%

14.4x

$33.85

-3.3%

0.0%

-1.6%

2.2%

1.9%

-1.5%

0.1%

-1.0%

03/08/04

03/25/04

Tessera Technologies

4.1

4.10

100%

$85.7

12.2%

14.9%

35.8x

$18.43

-0.4%

0.0%

0.0%

-0.1%

1.6%

0.1%

-2.1%

-1.2%

03/12/04

03/29/04

National Financial Partners Corp

6.2

6.21

100%

$222.2

21.6%

40.5%

98.9x

$31.10

-2.1%

-0.4%

2.9%

5.7%

0.0%

2.5%

3.2%

0.0%

03/04/04

03/29/04

Providence Service Corp

2.6

2.35

72%

$47.8

36.2%

37.8%

67.8x

$15.75

-3.7%

-0.6%

13.0%

12.1%

25.1%

12.6%

9.6%

25.1%

03/05/04

03/29/04

NETGEAR

6.0

9.00

100%

$89.7

21.2%

33.5%

12.0x

$13.00

-12.2%

-2.1%

4.8%

10.5%

-5.0%

4.4%

8.0%

-5.0%

02/09/04

04/07/04

LeCroy Corp

1.5

2.83

67%

$32.8

13.0%

13.3%

53.9x

$19.00

-20.8%

-7.7%

0.0%

0.2%

2.6%

0.1%

1.2%

6.2%

04/01/04

04/14/04

USI Holdings Corp

9.8

10.59

64%

$143.7

21.4%

22.4%

61.7x

$14.72

-1.1%

0.0%

4.6%

4.8%

0.5%

4.5%

5.2%

3.4%

04/19/04

04/19/04

Hersha Hospitality Trust

2.5

2.50

100%

$25.6

20.5%

26.2%

39.8x

$10.25

-2.8%

-2.8%

0.0%

-1.5%

-6.2%

1.6%

-1.4%

-2.1%

04/13/04

04/19/04

Community Health Systems

23.4

23.40

100%

$573.3

21.4%

31.4%

41.8x

$24.50

-12.8%

-1.3%

2.4%

5.2%

-0.2%

4.0%

5.3%

3.9%

03/19/04

04/22/04

Bruker Biosciences Corp

15.0

15.00

80%

$77.6

19.0%

46.7%

111.9x

$4.50

-5.1%

-5.9%

15.6%

14.0%

11.1%

15.5%

16.3%

15.2%

04/05/04

04/26/04

Universal Technical Institute

5.5

5.50

100%

$253.0

22.2%

46.3%

64.5x

$40.00

-2.8%

-0.4%

3.8%

12.5%

2.5%

3.5%

14.1%

4.4%

04/08/04

04/27/04

Gaylord Entertainment

7.0

5.87

100%

$222.9

18.4%

27.0%

67.9x

$31.75

4.5%

-0.8%

-1.0%

-1.5%

-9.3%

0.4%

0.2%

-7.2%

03/10/04

05/05/04

Discovery Partners International

7.2

7.22

100%

$36.1

24.1%

43.6%

200.4x

$5.00

-18.2%

0.0%

9.0%

5.6%

2.6%

9.7%

7.8%

3.3%

04/23/04

05/10/04

SpectraSite

9.0

9.01

100%

$375.6

19.7%

23.0%

35.3x

$36.25

-8.5%

-0.5%

1.2%

-1.2%

9.5%

0.4%

-1.0%

7.0%

05/05/04

05/11/04

Global Payments

6.9

6.93

100%

$350.8

19.5%

28.6%

31.1x

$44.25

-9.8%

-1.0%

6.2%

4.3%

5.8%

6.0%

4.6%

4.1%

04/22/04

05/13/04

Gevity HR

4.8

5.50

64%

$120.1

22.6%

20.8%

13.9x

$21.75

-22.0%

-1.4%

11.4%

13.7%

14.9%

11.5%

14.4%

13.4%

03/03/04

05/13/04

Deckers Outdoor Corp

3.5

3.50

57%

$86.6

34.7%

43.9%

10.6x

$24.75

-8.3%

-2.0%

-7.0%

-6.7%

0.9%

-7.0%

-6.0%

-0.7%

04/22/04

05/17/04

Open Solutions

4.4

4.34

77%

$95.4

23.2%

44.7%

37.1x

$21.50

-7.1%

-8.4%

3.7%

3.0%

3.4%

3.0%

2.0%

0.7%

05/17/04

05/19/04

Magellan Midstream Partners LP

3.0

3.00

67%

$142.8

10.5%

12.7%

44.4x

$47.60

-4.3%

0.0%

-0.8%

0.0%

0.0%

-0.9%

-2.3%

-2.3%

05/11/04

05/20/04

World Wrestling Entertainment

6.1

6.14

100%

$70.7

7.8%

158.0%

226.3x

$11.50

-6.6%

-5.7%

0.0%

3.5%

3.5%

-0.4%

1.2%

1.2%

05/03/04

05/25/04

Genesee & Wyoming

3.4

3.36

100%

$72.2

13.6%

20.9%

29.5x

$21.50

-6.7%

-4.7%

-0.2%

-0.2%

-0.2%

-0.3%

-0.3%

-0.3%

Mean

87%

21.4%

34.2%

53.1x

-7.0%

-1.9%

3.4%

3.6%

2.8%

3.4%

3.3%

2.8%

30

Shareholder Analysis

Equity Monetization

Opportunity to Include Top Chemicals Investors in Picard’s Shareholder Base

Top Holders of Picard’s Peers(1)

___________________________

1.

Source: FactSet as of 5/26/04.  Excludes index funds.

All numbers expressed in millions, except where specified.

% of Shares Outstanding Held

Shareholder

APD

CBM

EC

ECL

EMN

PX

SIAL

SXT

Comps

Value of

Comps Held

% Held

of GCOR

Value of

GCOR Held

Fidelity Management & Research

2.2%

0.0%

0.2%

3.7%

9.2%

6.9%

0.1%

3.5%

3.9%

$1,720.0

0.0%

$0.0

State Farm Insurance

6.8%

0.0%

0.0%

0.0%

0.0%

0.0%

10.2%

0.0%

2.7%

1,168.5

0.0%

0.0

INVESCO Institutional (N.A.)

2.7%

0.0%

0.8%

0.0%

6.9%

3.8%

0.2%

0.0%

2.3%

1,025.7

0.1%

1.1

Capital Research & Management

5.7%

9.1%

0.0%

0.0%

3.7%

0.4%

0.0%

0.0%

2.0%

881.5

0.0%

0.0

Wellington Management

0.3%

0.0%

12.8%

0.0%

0.0%

0.6%

4.0%

3.4%

1.8%

769.4

0.0%

0.0

Lord, Abbett & Co.

0.0%

0.0%

0.0%

0.0%

9.5%

3.5%

0.0%

0.0%

1.7%

756.0

0.0%

0.0

Capital Guardian Trust Co.

4.6%

0.0%

0.0%

0.0%

0.0%

0.0%

0.0%

0.0%

1.2%

522.1

0.0%

0.0

Smith Barney Asset Management

0.9%

0.3%

8.7%

0.2%

1.3%

0.2%

0.1%

1.1%

1.2%

520.6

0.1%

1.2

MFS Investment Management

2.6%

0.0%

0.0%

0.0%

0.0%

1.9%

0.0%

0.0%

1.2%

512.5

0.0%

0.0

JPMorgan Investment Management

0.3%

0.0%

0.0%

0.0%

1.7%

2.7%

1.2%

0.0%

1.1%

463.9

0.0%

0.0

AIM Trimark Investments

0.0%

0.0%

5.5%

0.0%

0.0%

0.0%

6.0%

0.0%

1.0%

442.9

0.0%

0.0

Dodge & Cox

0.0%

0.0%

10.3%

0.0%

0.0%

0.0%

0.0%

0.0%

0.9%

389.2

0.0%

0.0

Fleet National Bank

1.7%

1.6%

0.4%

0.0%

0.7%

0.8%

0.4%

1.4%

0.8%

371.6

0.0%

0.0

Primecap Management

0.0%

0.0%

3.2%

0.0%

0.0%

0.5%

4.2%

0.0%

0.8%

339.8

0.0%

0.0

American Express Financial Advisors

1.6%

0.3%

0.0%

0.6%

1.1%

0.2%

1.1%

0.7%

0.8%

330.8

0.0%

0.0

Merrill Lynch Investment Managers

0.9%

0.1%

0.2%

0.2%

1.1%

0.9%

0.2%

0.4%

0.6%

284.6

0.0%

0.1

Banc of America Capital Management

0.2%

0.4%

0.1%

0.2%

5.8%

0.1%

0.6%

0.4%

0.6%

282.9

0.1%

0.4

Janus Capital Management

0.1%

0.0%

0.2%

1.4%

0.2%

0.1%

3.5%

0.0%

0.6%

279.6

0.0%

0.0

TCW Asset Management

1.1%

2.9%

0.0%

1.5%

0.0%

0.0%

0.0%

0.0%

0.6%

269.4

0.0%

0.0

OppenheimerFunds

0.6%

0.0%

0.1%

0.4%

0.0%

1.4%

0.0%

0.0%

0.6%

259.5

0.0%

0.0

United States Trust Co. of New York

0.7%

5.1%

0.0%

0.9%

0.2%

0.1%

0.8%

0.6%

0.6%

248.4

0.0%

0.0

Evergreen Investment Management

0.7%

0.0%

0.2%

0.3%

0.1%

1.1%

0.1%

0.1%

0.6%

245.6

0.0%

0.0

ING Investment Management

0.3%

0.1%

0.3%

0.1%

0.0%

1.4%

0.4%

0.0%

0.5%

232.4

0.0%

0.0

JPMorgan Chase Bank

0.5%

0.0%

0.1%

0.0%

0.3%

1.3%

0.1%

0.0%

0.5%

231.0

0.0%

0.0

Neuberger Berman

0.1%

0.0%

0.0%

0.3%

0.0%

1.6%

0.0%

0.6%

0.5%

230.4

0.0%

0.0

Waddell & Reed Investment Management

1.6%

0.0%

0.0%

0.0%

0.0%

0.4%

0.0%

0.0%

0.5%

223.6

0.0%

0.0

Alliance Capital Management

1.2%

0.2%

0.2%

0.1%

1.2%

0.2%

0.1%

0.4%

0.5%

220.9

0.0%

0.1

General Electric Asset Management

0.1%

0.0%

0.0%

0.0%

0.0%

1.8%

0.0%

0.0%

0.5%

216.6

0.0%

0.0

GAMCO Investors

0.0%

0.0%

0.0%

0.7%

0.0%

0.0%

0.0%

15.1%

0.5%

202.9

0.0%

0.0

31

Health Care Division Considerations

Enterprise
Value ($mm)
$1,500
$1,000
$500
$0
$1,472
$738
$625
$246
$427
$38
$65
$0
Pre-Clinical/Private
Early Clinical
Mid Stage Clinical
Late Stage

LEHMAN BROTHERS

Potential Valuation of Health Care Segment Over Time

Health Care Division Considerations

___________________________

1.

Based upon implied valuations from private equity investments or upon public market valuation, as applicable.

Given the early-stage nature of Picard’s Health
Care pipeline, we believe its valuation today
would be based upon a comparison to the
implied valuations of other pre-clinical cancer
companies

Certain factors would suggest the high end of
such a range

Well-perceived technology platform with
demonstrated expertise in protein
engineering

Relationships with partners and economic
value of agreements

Assets – manufacturing, IP

Management

Further, as certain milestones are achieved, the
value of the segment should increase in a “step
function”

Commentary

Precedent Valuation Ranges (1)

Picard Current Timeline Noted In Parentheses

(2004)

(2005/2006)

(2007/2008)

(2009/2010)

32

Health Care Decision Tree

Is value for Health
Care maximized?

Simplicity/speed

True separability

Strategic Sale

Buyer Bids

For All

Buyer Wants
Only Bioproducts

Separate
Health Care

Public: Spin-off/Split-off/

Rights Offering

Sale: VC, Strategic

Partner (public or private)

Other: Shut down

Pre- or post-transaction?

Form of separation

Timing, value, retention of upside

Equity

Monetization

Long-term growth plan
and positioning

Shareholder plans

Timing

Status Quo

Separate
Health Care

Acquire/In-License
to Elevate Health
Care Profile

Health Care positioning important to valuation

Near-term versus long-term positioning

Cleaner positioning near-term

Timing

See above alternatives

Timing

Available, appropriate targets

Mixed financial/business profile

Merge Health Care into target and retain equity?

Liquidity, float and percentage ownership

Health Care Division Considerations

33

Overview of Potential Health Care Alternatives

Greatest degree of
control but worst value
outcome

Retain some portion to
capture value from
Hercule?

Carefully evaluate vs.
other alternatives

Fastest resolution

Forego all potential
current value and upside
from Health Care

Likely lowest-cost
alternative

No preliminary estimate
today

Identify all relevant costs
– variable and fixed –
and develop wind-down
plan

Shut-Down

Uncertain (depends on
available targets)

Probably 4-6 months to
complete

Market test within 1
month

3-6 months to complete

Timing

Likely to reduce current
accelerated efforts

Possible synergies

Coordination with
Bioproducts sale may
impact realized value

Structural questions (IP,
contracts, etc.)

Unlikely to receive
significant value today
given stage of
development

Buyer may finance
majority of future burn
rate

Retain some upside

Identify and contact
strategic and financial
buyers for stand-alone
Health Care operations

Sale

Possible to structure as spin-
off or rights offering, but
additional complexity

Difficult to generate investor
focus for Health Care
SpinCo

Public company costs

Management

Shareholders retain upside to
the extent desired

Must be structured to self-
fund as public entity (capital
infusion)

Determine appropriate level
of capital, structure and
distribute Health Care to
shareholders

Spin-Off

Immediate reaction and
post-deal positioning are
critical

Float and liquidity
benefits could facilitate
larger share sales

Needs coordination with
shareholder liquidity
objectives

Comments

May create highest value
if well received by
market

Alters risk profile of
company

Valuation

Considerations

Accelerate biotech
positioning and enhance
float via later-stage
acquisition

Summary

Acquisition

Health Care Division Considerations

34

Summary Assessment of Potential Health Care Buyers

Financial

Strategic

[*]

[*]

[*]

[*]

[*]

[*]

[*]

Potential

Buyer

Equity Value

Enterprise Value

Net Cash

[*]

$574.6

$480.2

$94.3

[*]

376.7

258.9

117.8

[*]

295.9

207.8

88.1

[*]

470.0

487.3

(17.3)

[*]

367.7

425.8

(58.1)

[*]

292.9

168.9

124.0

[*]

638.1

439.7

198.5

[*]

180.9

158.5

22.5

[*]

350.8

251.6

99.2

[*]

359.4

257.6

101.8

[*]

302.1

298.0

4.1

[*]

363.8

308.0

55.9

[*]

329.2

259.2

70.0

[*]

1,513.9

1,584.4

(70.4)

[*]

2,321.7

2,212.5

109.2

[*]

1,737.6

1,489.4

248.3

[*]

3,366.6

3,334.5

32.0

[*]

1,027.5

861.4

166.1

35

Health Care Division Considerations

Health Care Separation Considerations

Standalone viability

“Burn rate”

Capital infusion required

Time required to attain “self-financing” capability

Valuation potential

Stage of development of company

Float

Comparison to sale and “shut-down” scenarios

Operational separability issues

One-time costs

Incremental infrastructure requirements/costs

IP/licensing issues

“Public company” issues and costs

Financial and operational considerations

Impact on timing of a Picard transaction

The following should be considered in any scenario resulting in the creation of a standalone public Health Care entity (spin-off, split-off, rights offering)

Health Care Division Considerations

36

Appendix

Overview of Trust PIES

Value of PIES at Conversion

Value of PIES at Conversion

◆

◆

◆

◆

◆

◆

◆

◆

◆

◆

◆

LEHMAN BROTHERS

Monetization via Trust PIESSM

Payoff to Investors

Payoff to Issuers

Value Received/Paid Varies Directly with the Stock Price Movement

___________________________

Assumes a 100% issue price and a 22% conversion premium.

Below Issue Price

Between Issue and
Conversion Price

Above Conversion Price

PIES mandatorily convert one-for-one into
Issuer’s common stock

Dilutive impact to EPS no worse than dilutive
impact in common stock offering

Investor accepts all the downside risk of owning
the underlying common stock

Conversion ratio equal to Issue Price divided by
Common Price at Maturity

Issuer receives 100% benefit of price appreciation

Dilutive impact on EPS declines as share price
increases

Investors receive constant dollar value equal to
their original investment, with the number of
common shares received decreasing with increase
in stock price

PIES convert into common stock at fixed
conversion premium ratio (.82 in above example)

Dilutive impact on EPS held constant, but less
than dilutive impact of common stock issuance

Investor participates in 82% of price appreciation

Issuer delivers 18% less shares

Overview of Trust PIES

80%

90%

100%

110%

120%

80%

90%

100%

110%

120%

130%

140%

Stock Price at Maturity

Issue Price

Conversion Price

1 share

1 to 0.8197 shares

0.8197 shares

37

80%

90%

100%

110%

120%

130%

80%

90%

100%

110%

120%

130%

140%

Stock Price at Maturity

Issue Price

Conversion Price

0 shares

0 to  0.1803 shares

0.1803 shares

Registered closed end investment
company issues Trust PIES

   80% of the proceeds paid to Selling
Shareholders,   20% of proceeds funds
purchase of Treasury Strips to defease
coupon obligation

Taxable gain on sale of shares at maturity
reduced by amount used to prefund
interest with purchase of Treasuries

Treasury strips defease quarterly coupon
obligations to Trust PIES holders

Selling shareholders continue to receive
dividends on common

Variable number of shares or cash value
are delivered based on Trust PIES
formula; excess retained by Selling
Shareholders

Final maturing Treasury Strip paid out to
Trust PIES investor

Monetization via Trust PIESSM

Issuance

During Life

At Maturity

Structure and Cash Flows Throughout the Life of the Security

Treasury

Market

Trust

Selling

Shareholder

PIES

Holder

Escrow

Agent

Purchase

Contract

80% of

Proceeds

Proceeds

Trust PIES

20% of

Proceeds

Treasury

Strips

Shares

Treasury

Market

Trust

PIES

Holder

Distributions

Maturing

Treasury

Strips

Selling

Shareholder

Escrow

Agent

Dividends

on

Common

Selling

Shareholder

Treasury

Market

Trust

PIES

Holder

Escrow

Agent

Variable Shares

or Cash Value

+ Final

Distribution

Final

Maturing

Strip

Shares

Variable

Number of

Shares or

Cash Value

Overview of Trust PIES

38

Additional Healthcare Information

Overview of Spin-Off

Current Ownership Structure

Pro Forma Ownership Structure

Acquiror

Pre-Existing
Business

Acquiror
Shareholders

Current Picard
Shareholders

Picard

Bioproducts Assets

HealthCare
Assets

Health Care
“Spinco”

Health Care
Assets

Current Picard
Shareholders

Acquiror
Shareholders

Acquiror

Pre-Existing
Business

Bioproducts
Assets

Transaction Summary

Parent separates the operations of the business to be spun off into subsidiary

Parent distributes a minimum of 80% voting interest in subsidiary to its shareholders on a pro-rata basis

Subsidiary becomes an independent publicly traded company

Generally structured as tax-free to Parent and its shareholders where various requirements are met

Additional Healthcare Information

39

Exchanging

Picard

Shareholders

Non-Exchanging

Picard

Shareholders

Exchanging

Picard

Shareholders

Non-Exchanging

Picard

Shareholders

Picard

Health Care

Health Care

Picard

Before

After

5

Overview of Split-Off

Transaction Summary

Parent offers to acquire a portion of its shares in exchange for subsidiary

Exchange ratio can be based on market value if public (often following a partial IPO), established via a Dutch
Auction or set by parent

Residual value of parent spread over reduced number of shares

Deconsolidation of subsidiary balance sheet at book value

Exchange accounted for as treasury stock purchase offset by gain/loss on disposition of subsidiary assets (net impact to shareholders’ equity identical to spin-off)

Additional Healthcare Information

40

7

Before

After

During

Short-lived, transferable rights to acquire subsidiary stock are distributed, on a pro rata basis, to parent shareholders

Rights are normally exercisable with cash, typically at a price below the expected trading level of the subsidiary shares

Exercise of the rights may be facilitated by securities firms in a number of formats:

Fixed-price underwriting, underwriting potentially repriced at expiration of rights, dealer operation (principal risk taken by the parent), and holder solicitation

The securities firm may also act purely as financial advisor

Standby underwriter can be major current shareholder, investment bank (either as underwriter or dealer), or the company

Transaction can also be non-underwritten

Rights

Cash

Health Care

Picard

Cash

Picard

Rights

Health Care
Shares

Rights

Rights

Cash &
Rights

Cash &
Rights

Health Care
Shares

Health Care

Picard

x%
(x Shares)

x% Shares

x%
(x Shares)

x%
(x Shares)

Exercising
Shareholders

Non
Exercising
Shareholders

Exercising
Shareholders

New Investors
Interested
in Health Care

Non-Exercising
Shareholders

New Investors
Interested
in Health Care

Exercising
Shareholders

Non-
Exercising
Shareholders

New Investors
Interested in
Health Care

Overview of Rights Offering

Transaction Summary

Additional Healthcare Information

Potential Tax Leakage Analysis

Additional Healthcare Information

Low

High

Estimated Value

$0.0

$50.0

Estimated Tax Basis

19.5

19.5

Implied Taxable Gain / (Loss)

($19.5)

$30.5

Assumed Marginal Tax Rate

40.0%

40.0%

Income Tax Expense / (Benefit)

(1)

($7.8)

$12.2

41

___________________________

1.

      Assumes loss would be ordinary in character (i.e., asset sale) or, if capital sufficient, capital gains exist to utilize benefit currently.

Source: Picard management estimate dated May 2004

Estimated Potential Tax Leakage Analysis